UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2020

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155
1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(817)
963-1234
(817)
963-1234
N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Treasury Loan Agreement
On September 25, 2020 (the “Closing Date”), American Airlines, Inc. (“American”) and American Airlines Group Inc., American’s parent corporation (“AAG”), entered into a Loan and Guarantee Agreement, dated as of the Closing Date (the “Loan Agreement”), among American, as the borrower, AAG, as guarantor, the other guarantors party thereto from time to time, the United States Department of the Treasury (the “Treasury”), as lender, and the Bank of New York Mellon, as administrative agent and collateral agent. The Loan Agreement, as executed on the Closing Date, provides for a secured term loan facility (the “Facility”) which permits American to borrow up to $5,477 million as further described below. American has been advised by the Treasury that it intends to allocate additional loans under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) in October 2020 and that such additional allocations are currently expected to cause the amount available to American under the Facility to increase to up to $7,500 million in the aggregate, although such amount is subject to final approval by the Treasury. Any such increase will require a written amendment to the Loan Agreement executed by all of the parties thereto.
On the Closing Date, American borrowed $550 million and may, at its option, borrow additional amounts in up to two subsequent borrowings until March 26, 2021. The proceeds from the Facility will be used for certain general corporate purposes and operating expenses in accordance with the terms and conditions of the Loan Agreement and the applicable provisions of the CARES Act.
Borrowings under the Facility will bear interest at a variable rate per annum equal to (a)(i) the London interbank offer rate divided by (ii) one (1) minus the Eurodollar Reserve Percentage (as defined in the Loan Agreement) plus (b) 3.50%. Accrued interest on the loans shall be payable in arrears on the first business day following the 14 th
day of each March, June, September and December (beginning with September 15, 2021), and on the Maturity Date (as defined below). The applicable interest rate for the $550 million loan drawn on the Closing Date under the Facility will be 3.87% per annum for the period from the Closing Date through September 15, 2021 at which time the interest rate will reset in accordance with the foregoing formula.
All advances under the Facility will be in the form of term loans, all of which will mature and be due and payable in a single installment on June 30, 2025 (the “Maturity Date”). Voluntary prepayments of loans under the Facility may be made, in whole or in part, by American, without premium or penalty, at any time and from time to time. Amounts prepaid may not be reborrowed. Mandatory prepayments of loans under the Facility are required, without premium or penalty, to the extent necessary to comply with American’s covenants regarding the expiry of certain agreements constituting Collateral (as defined below), the debt service coverage ratio, certain dispositions of the Collateral, certain debt issuances secured by liens on the Collateral and certain indemnity, termination, liquidated damages or insurance payments related to the Collateral. In addition, if a “change of control” (as defined in the Loan Agreement) occurs with respect to AAG, American will be required to repay the loans outstanding under the Facility.
On the Closing Date, the obligations of American under the Loan Agreement are secured by a first priority security interest on American’s rights under U.S.
co-branded
credit card agreements and certain other loyalty program partner participation agreements (including rights to receive cash flows thereunder), documents, deposit accounts, securities accounts, books and records and intellectual property related to American’s AAdvantage
®
frequent flyer program (the “Loyalty Program”) and all proceeds, accessions, rents or profits related to the foregoing (collectively, the “Collateral”). American is permitted under the Loan Agreement to add certain types of assets to the Collateral and, subject to certain conditions, release Collateral, in each case from time to time at its discretion.
The Loan Agreement requires American, under certain circumstances, including within ten (10) business days prior to the last business day of March and September of each year, beginning March 2021, to appraise the value of the Collateral and recalculate the collateral coverage ratio. If the calculated collateral coverage ratio is less than 1.6 to 1.0, American will be required either to provide additional Collateral (which may include cash collateral) to secure its obligations under the Loan Agreement or repay the term loans under the Facility, in such amounts that the recalculated collateral coverage ratio, after giving effect to any such additional Collateral or repayment, is at least

1.6 to 1.0. Based on the appraisal submitted by American in connection with the execution of the Loan Agreement, the appraised value of the Collateral is presently significantly in excess of the 2.0 to 1.0 collateral coverage ratio necessary to access the amount under the Facility, including any contemplated increase.
The Loan Agreement also requires American to calculate the debt service coverage ratio on a quarterly basis. If the calculated debt service coverage ratio is less than 1.75 to 1.00, then AAG and its subsidiaries will be required to place an amount equal to at least 50% of certain revenues received from the Loyalty Program (the “Loyalty Program Revenues”) into a blocked account to be held for the benefit of the lenders who may choose to use such funds to prepay the outstanding term loans until the debt service coverage ratio is recalculated to be greater than or equal to 1.75 to 1.00. If the calculated debt service coverage ratio is less than or equal to 1.50 to 1.00, but greater than 1.25 to 1.00, then all amounts previously deposited into the blocked account will be used to prepay outstanding term loans and an amount equal to at least 50% of all future Loyalty Program Revenues will be transferred into the payment account and used to prepay outstanding term loans until the debt service coverage ratio is recalculated to be greater than 1.50 to 1.00. If the calculated debt service coverage ratio is less than or equal to 1.25 to 1.00, then all amounts previously deposited into the blocked account will be used to prepay outstanding term loans and an amount equal to at least 75% of all future Loyalty Program Revenues will be transferred into the payment account and used to prepay outstanding term loans until the debt service coverage ratio is recalculated to be greater than 1.25 to 1.00.
The Loan Agreement also includes affirmative, negative and financial covenants that, among other things, limit the ability of AAG and its restricted subsidiaries to pay dividends, repurchase common stock of AAG or make certain other payments, make certain investments, incur liens on the Collateral, dispose of the Collateral, enter into certain affiliate transactions and engage in certain business activities, in each case subject to certain exceptions. In addition, under the Loan Agreement, AAG must maintain a minimum aggregate liquidity of $2.0 billion.
The Loan Agreement requires AAG to comply with the relevant provisions of the CARES Act, including, but not limited to, the provisions that prohibit the repurchase of AAG’s common stock, the payment of common stock dividends, continuation of certain scheduled air transportation service and those that restrict the payment of certain executive compensation, in each case, through the date that is 12 months after the date on which all amounts of loan outstanding under the Facility have been repaid in full.
The Loan Agreement contains events of default, including cross-default with respect to acceleration or failure to pay at maturity other material indebtedness. Upon the occurrence of an event of default and subject to certain grace periods, the outstanding obligations under the Loan Agreement may be accelerated and become due and payable immediately.
Treasury Warrant Agreement and Warrants
In connection with its entry into the Loan Agreement, AAG also entered into a warrant agreement (the “Warrant Agreement”), with Treasury. Pursuant to the Warrant Agreement, AAG has agreed to issue warrants (each a “Warrant” and, collectively, the “Warrants”) to Treasury to purchase up to an aggregate of 43,780,975 shares (the “Warrant Shares”) of AAG’s common stock based on the current $5,477 million commitment amount under the Facility. The exercise price of the Warrant Shares will be $12.51 per share (the “Exercise Price”). The exercise price and the number of Warrant Shares to be issued are subject to adjustment as a result of certain anti-dilution provisions provided for in the Warrants.
Pursuant to the Warrant Agreement, (a) on the Closing Date, AAG issued to Treasury a Warrant to purchase up to 4,396,483 Warrant Shares and (b) on the date of each borrowing under the Loan Agreement, AAG will issue to Treasury an additional Warrant for a number of shares of AAG’s common stock equal to 10% of such borrowing, divided by the Exercise Price.
The Warrants do not have any voting rights and are freely transferrable, with registration rights. Each Warrant expires on the fifth anniversary of the date of issuance of such Warrant. The Warrants will be exercisable either through net share settlement or cash, at AAG’s option.

The Warrants issued under the Warrant Agreement are issued pursuant to an exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) as transactions not involving a public offering. Any issuance of AAG’s common stock upon exercise of the Warrants will be exempt as an exchange by AAG exclusively with its security holders eligible for exemption under Section 3(a)(9) of the Securities Act.
The Warrants will be issued as additional compensation to the United States Government related solely to entry into the Loan Agreement. No separate proceeds will be received upon issuance of a Warrant or will be received upon exercise thereof.
Private Notes Offering
Also on September 25, 2020, American completed its previously announced sale of $1,000 million in initial principal amount of PIK senior secured IP notes (the “IP Notes”) and $200 million in initial principal amount of
PIK
senior secured notes (the “LGA/DCA Notes” and together with the IP Notes, the “Notes”). The obligations of American under the Notes are fully and unconditionally guaranteed (the “Guarantees”) on a senior unsecured basis by AAG. The Notes bear interest at a rate of 10.75% per annum in cash. For any interest period on or prior to September 1, 2022, American may, at its election, pay interest at a rate of 12.0
0
% per annum payable
one-half
in cash and
one-half
in kind. The Notes were not registered under the Securities Act, or any other securities laws of any jurisdiction and the Notes do not have the benefit of any exchange offer or other registration rights. The Notes were offered and sold to a limited number of institutional investors in a private placement pursuant to Section 4(a)(2) under the Securities Act.
American expects to use the proceeds from the Notes to pay transaction-related fees and expenses and for
general corporate purposes.
The Notes were each issued pursuant to a separate indenture, dated as of September 25, 2020 (individually, the “IP Notes Indenture” and the “LGA/DCA Notes Indenture” and collectively, the “Indentures”), by and among American, AAG and Wilmington Trust, National Association, as trustee and as collateral trustee (the “Trustee”). The IP Notes are secured by a first lien security interest on certain intellectual property of American, including the “American Airlines” trademark and the “aa.com” domain name in the United States and certain foreign jurisdictions (the “IP Collateral”), and a second lien on certain slots related to American’s operations at New York LaGuardia and Ronald Reagan Washington National airports and certain other assets (the “LGA/DCA Collateral” and together with the IP Collateral, the “Collateral”). Subject to certain conditions, American will be permitted to incur up to $4,000 million of additional pari passu debt and unlimited second lien debt secured by the IP Collateral securing the IP Notes. The LGA/DCA Notes will be secured by a first lien security interest in the LGA/DCA Collateral. American may be required to pledge additional collateral in the future under the terms of the Notes, and in certain circumstances may elect to pledge additional collateral including as a replacement for existing collateral. The LGA/DCA Collateral presently secures (and will continue to secure), on a first-lien basis, the term loan and revolving credit facilities established under the Amended and Restated Credit and Guaranty Agreement, dated as of December 15, 2016 (as amended, the “December 2016 Credit Facilities”), among American, AAG, the lenders from time to time party thereto, Citibank, N.A., as administrative agent and certain other parties thereto.
The Notes will be American’s senior secured obligations. The Notes will rank pari passu in right of payment to all of American’s existing and future indebtedness that is not by its terms expressly subordinated to the Notes. The IP Notes will be effectively subordinated to all of American’s existing and future indebtedness that is secured by assets other than the IP Collateral and LGA/DCA Collateral, or that is secured by prior-ranking liens (including the first liens that presently secure the December 2016 Credit Facilities and secure the LGA/DCA Notes) to the extent of the value of the assets securing such indebtedness. The LGA/DCA Notes will be effectively subordinated to all of American’s existing and future indebtedness that is secured by assets other than the LGA/DCA Collateral to the extent of the value of the assets securing such indebtedness. The IP Notes will rank effectively senior to any of American’s existing and future unsecured obligations or American’s existing and future obligations secured by liens junior to the liens securing the Notes to the extent of the value of the IP Collateral and the LGA/DCA Collateral. The LGA/DCA Notes will rank effectively senior to any of American’s existing and future unsecured obligations or American’s existing and future obligations secured by liens junior to the liens securing the Notes to the extent of the value of the LGA/DCA Collateral. The Notes will be structurally subordinated to all existing and future liabilities, including trade payables, of each of American’s subsidiaries.

The Guarantees will be AAG’s senior unsecured obligations. None of AAG’s obligations under the Guarantees will be secured by the Collateral (all of which is owned by American). The Guarantees will rank pari passu in right of payment to all of AAG’s existing and future indebtedness that is not by its terms expressly subordinated to the Guarantees. The Guarantees will be effectively subordinated to all of AAG’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to all existing and future liabilities, including trade payables, of each of AAG’s subsidiaries (other than American).
Interest on the Notes is payable semiannually in arrears on September 1 and March 1 of each year, beginning on March 1, 2021. The Notes will mature on February 15, 2026.
On or prior to the fourth anniversary of the closing date, American may redeem all or any part of the Notes, at its option, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium, together with accrued and unpaid interest. After the fourth anniversary of the Closing Date and on or prior to the fifth anniversary of the Closing Date, American may redeem all or any part of the Notes, at its option, at a redemption price equal to 105.375% of the principal amount of the Notes redeemed, together with accrued and unpaid interest. After the fifth anniversary of the Closing Date, American may redeem all or any part of the Notes, at its option, at par, together with accrued and unpaid interest.
In the event of a specified change of control, each holder of Notes may require American to repurchase its Notes, in whole or in part, at a repurchase price of 101% of the aggregate principal amount of the Notes so repurchased
, plus accrued and unpaid interest, if any, to (but not including) the repurchase date.
The Indentures contain covenants that, among other things, restrict the ability of AAG and the ability of its restricted subsidiaries (including American) to: (i) pay dividends, redeem or repurchase stock or make other distributions or restricted payments, (ii) incur liens on the Collateral and dispose of or release the Collateral, (iii) repay subordinated indebtedness, (iv) make certain loans and investments, (v) incur indebtedness or issue preferred stock, (vi) merge, consolidate or sell assets, and (vii) designate subsidiaries as unrestricted. These covenants are subject to a number of important exceptions and qualifications set forth in the Indentures.
Upon the occurrence of any event of default (other than certain bankruptcy or insolvency or reorganization events affecting AAG or certain of its subsidiaries, including American), the Notes may be declared to be due and payable immediately. Upon the occurrence of certain bankruptcy, insolvency or reorganization events affecting AAG or certain of its subsidiaries (including American), all outstanding Notes will become due and payable immediately without further action or notice on the part of the Trustee or any holder of the Notes.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information provided in Item 1.01 under the captions “Treasury Loan Agreement” and “Private Notes Offering” is incorporated herein by reference to the extent responsive to Item 2.03.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.
The information provided in Item 1.01 under the caption, “Warrant Agreement and Warrants” is incorporated herein by reference to the extent responsive to Item 3.02.
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about AAG’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on AAG’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in AAG’s Quarterly Report on Form
10-Q
for the six months ended June 30, 2020 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in AAG’s other filings with the Securities and Exchange Commission. There may be other factors of which AAG is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of AAG in particular have been material, are changing rapidly, and cannot be predicted. AAG does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: September 25, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: September 25, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer